Inventories	12 Months Ended
Dec. 31, 2015
Inventory Disclosure [Abstract]
INVENTORIES
INVENTORIES
Inventories were stated at the lower of cost or market with cost determined principally on the last-in, first-out (LIFO) method. The following presents the effect on inventories, net income and net income per common share had the Company used the first-in, first-out (FIFO) inventory valuation method adjusted for income taxes at the statutory rate and assuming no other adjustments. Management believes that the use of LIFO results in a better matching of costs and revenues. This information is presented to enable the reader to make comparisons with companies using the FIFO method of inventory valuation. During 2014 and 2013, certain inventories accounted for on the LIFO method were reduced, resulting in the liquidation of certain quantities carried at costs prevailing in prior years. The 2014 and 2013 liquidations increased net income by $196 and $169, respectively.

	2015	2014	2013
Percentage of total inventories on LIFO	78%	76%	75%
Excess of FIFO over LIFO	$251,060	$331,867	$337,214
Increase in net income due to LIFO	49,658	3,230	12,299
Increase in net income per common share due to LIFO	.53	.03	.12